PGIM Floating Rate Income ETF
Ticker Symbol: PFRL	Listing Exchange: NYSE Arca, Inc.
SUMMARY PROSPECTUS  |  October 28, 2022
Before you invest, you may want to review the Fund's Prospectus, which contains more information about the Fund and its risks. You can ﬁnd the Fund's Prospectus, Statement of Additional Information (“SAI”), Annual Report and other information about the Fund online at www.pgim.com/investments. You can also get this information at no cost by calling 1-800-225-1852 or by sending an e-mail to: prospectus@pgim.com. The Fund's Prospectus and SAI, both dated October 28, 2022, as supplemented and amended from time to time, and the Fund's Annual Report, dated August 31, 2022, are all incorporated by reference into (legally made a part of) this Summary Prospectus.
INVESTMENT OBJECTIVES
Primary objective is to maximize current income. Secondary objective is to seek capital appreciation when consistent with primary objective.
FUND FEES AND EXPENSES
The table below describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below. The management agreement between PGIM ETF Trust (the “Trust”) and PGIM Investments LLC (“PGIM Investments”) (the “Management Agreement”) provides that PGIM Investments will pay all operating expenses of the Fund, except for certain expenses, including but not limited to, interest expenses, taxes, brokerage expenses, future Rule 12b-1 fees (if any), and acquired fund fees and expenses. For more information on the fee structure pertaining to the Management Agreement please refer to the Fund’s Statement of Additional Information.
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management fee	0.72%
Distribution and service (12b-1) fees	None
Other expenses	None
Total annual Fund operating expenses	0.72%
Example.  The following hypothetical example is intended to help you compare the cost of investing in the Fund with the cost of investing in other exchange-traded funds. It assumes that you invest $10,000 in the Fund for the time periods indicated. It assumes a 5% return on your investment each year and that the Fund's operating expenses remain the same. Your actual costs may be higher or lower.
Number of Years You Own Shares	1 Year	3 Years	5 Years	10 Years
	$74	$230	$401	$894
Portfolio Turnover.  The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund's performance. During the Fund's most recent fiscal year, the Fund's portfolio turnover rate was 9% of the average value of its portfolio.
INVESTMENTS, RISKS AND PERFORMANCE
Principal Investment Strategies.
Under normal market conditions, the Fund invests at least 80% of its investable assets (net assets plus borrowings for investment purposes, if any) in floating rate loans and other floating rate debt securities. Floating rate loans and other floating rate debt obligations have interest rates which adjust or “float” periodically (normally on a monthly or quarterly basis) based on a generally recognized base rate such as the London Interbank Offered Rate (“LIBOR”), the Secured Overnight Financing Rate (“SOFR”) or the prime rate offered by one or more major U.S. banks. Floating rate loans (often referred to as “bank loans”) are arranged through private negotiations between a corporation or other institution that is the borrower and one or more financial institutions that are the lenders. The Fund is an actively managed exchange-traded fund (“ETF”) and, thus, does not seek to replicate the performance of a specified index.

 ETF1008A

In managing the Fund’s assets, the subadviser uses a combination of top-down economic analysis and bottom-up research in conjunction with proprietary quantitative models and risk management systems. In the top-down economic analysis, the subadviser develops views on economic, policy and market trends. In its bottom-up research, the subadviser develops an internal rating and outlook on issuers. The rating and outlook are determined based on a thorough review of the financial health and trends of the issuer. The subadviser may also consider investment factors such as expected total return, yield, spread and potential for price appreciation as well as credit quality, maturity and risk. The Fund may invest in a security based upon the expected total return rather than the yield of such security.
Most floating rate loans are senior in rank (“senior loans”) in the event of bankruptcy to most other securities of the issuer, such as common stock or publicly-issued bonds. Floating rate loans are often secured by specific collateral of the issuer so that holders of the loans will have a priority claim on those assets in the event of default or bankruptcy of the issuer. Floating rate loans are often structured and administered by a financial institution that acts as agent for the holders of the loan. Loans can be acquired directly through the agent, by assignment from another holder of the loan, or as a participation interest in another holder's portion of the loan.
The Fund has no requirement as to the maturity or quality of the debt instruments it may buy, or as to the market capitalization of those instruments. The Fund may invest primarily in senior loans that are rated below investment grade or unrated senior loans of comparable quality at the time of purchase as determined by the Fund’s subadviser. Instruments rated below investment grade are sometimes referred to as “junk bonds.” A description of security ratings is provided in an Appendix to the Fund’s Statement of Additional Information.
The Fund may invest up to 20% of its total assets in senior loans that are not secured by any specific collateral. The Fund may invest up to 25% of its total assets in senior loans made to foreign-domiciled borrowers and other foreign securities, including securities of issuers located in emerging market countries, which may be denominated in U.S. dollars or non-U.S. currencies.
The Fund may invest in derivative instruments, including futures, to try to enhance return or to try to reduce (“hedge”) investment risks. In selecting investments for the Fund, the Fund’s subadviser will evaluate overall investment opportunities and risks among the types of investments the Fund may hold.
The Fund engages in active trading—that is, frequent trading of its securities—in order to take advantage of new investment opportunities. The Fund expects to be more heavily involved in active trading during periods of market volatility seeking to preserve gains or limit losses.
Principal Risks.  All investments have risks to some degree. The value of your investment in the Fund, as well as the amount of return you receive on your investment, may fluctuate significantly from day-to-day and over time.
You may lose part or all of your investment in the Fund or your investment may not perform as well as other similar investments.
An investment in the Fund is not guaranteed to achieve its investment objective; is not a deposit with a bank; and is not insured, endorsed or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The following is a summary description of principal risks of investing in the Fund.
The order of the below risk factors does not indicate the significance of any particular risk factor.
Active Trading Risk. The Fund actively and frequently trades its portfolio securities. High portfolio turnover results in higher transaction costs, which can affect the Fund’s performance and have adverse tax consequences. In addition, high portfolio turnover may also mean that a proportionately greater amount of distributions to shareholders will be taxed as ordinary income rather than long-term capital gains compared to investment companies with lower portfolio turnover.
Adjustable and Floating Rate Securities Risk. The value of adjustable and floating rate securities may lag behind the value of fixed rate securities when interest rates change. Such securities may be subject to extended settlement periods (longer than seven days) and in unusual market conditions, with a high volume of shareholder redemptions, may present a risk of loss to the Fund or may impair the Fund’s ability satisfy shareholder redemption requests.
Authorized Participant Concentration Risk. Only an Authorized Participant (as defined in “How to Buy and Sell Shares of the Fund” in the Fund’s Prospectus) may engage in creation or redemption transactions directly with the Fund. The Fund has a limited number of intermediaries that act as Authorized Participants and none of these Authorized Participants is or will be obligated to engage in creation or redemption transactions. To the extent that these Authorized Participants exit the business or are unable to or choose not to proceed with creation and/or redemption orders with respect to the Fund and no other Authorized Participant creates or redeems, shares of the Fund may trade at a substantial discount or premium to net asset value (“NAV”), may trade at larger spreads, and possibly face trading halts and/or delisting.
Cash Transactions Risk. Unlike certain ETFs, the Fund may effect creations and redemptions in cash or partially in cash. Therefore, it may be required to sell portfolio securities and subsequently recognize gains on such sales that the Fund might not have recognized if it were to distribute portfolio securities in-kind. As such, investments in shares of the Fund may be less tax-efficient than an investment in an ETF that distributes portfolio securities entirely in-kind.

“Covenant-Lite” Risk. Some of the loans or debt obligations in which the Fund may invest or get exposure to may be “covenant-lite”, which means the loans or obligations contain fewer financial maintenance covenants than other loans or obligations (in some cases, none) and do not include terms which allow the lender to monitor the borrower’s performance and declare a default if certain criteria are breached. An investment by the Fund in a covenant-lite loan may potentially hinder the ability to reprice credit risk associated with the issuer and reduce the ability to restructure a problematic loan and mitigate potential loss. The Fund may also experience difficulty, expenses or delays in enforcing its rights on its holdings of covenant-lite loans or obligations. As a result of these risks, the Fund’s exposure to losses may be increased, which could result in an adverse impact on the Fund’s net income and NAV.
Credit Risk. This is the risk that the issuer, the guarantor or the insurer of a fixed income security, or the counterparty to a contract, may be unable or unwilling to make timely principal and interest payments, or to otherwise honor its obligations. Additionally, fixed income securities could lose value due to a loss of confidence in the ability of the issuer, guarantor, insurer or counterparty to pay back debt. The lower the credit quality of a bond, the more sensitive it is to credit risk.
Debt Obligations Risk. Debt obligations are subject to credit risk, market risk and interest rate risk. The Fund's holdings, share price, yield and total return may also fluctuate in response to bond market movements. The value of bonds may decline for issuer-related reasons, including management performance, financial leverage and reduced demand for the issuer’s goods and services. Certain types of fixed income obligations also may be subject to “call and redemption risk,” which is the risk that the issuer may call a bond held by the Fund for redemption before it matures and the Fund may not be able to reinvest at the same rate of interest and therefore would earn less income.
Derivatives Risk. Derivatives involve special risks and costs and may result in losses to the Fund. The successful use of derivatives requires sophisticated management, and, to the extent that derivatives are used, the Fund will depend on the subadviser’s ability to analyze and manage derivatives transactions. The prices of derivatives may move in unexpected ways, especially in abnormal market conditions. Some derivatives are “leveraged” or may create economic leverage for the Fund. and therefore may magnify or otherwise increase investment losses to the Fund. The Fund's use of derivatives may also increase the amount of taxes payable by shareholders.
Other risks arise from the potential inability to terminate or sell derivatives positions. A liquid secondary market may not always exist for the Fund's derivatives positions. In fact, many over-the-counter derivative instruments will not have liquidity beyond the counterparty to the instrument. Over-the-counter derivative instruments also involve the risk that the other party will not meet its obligations to the Fund. The use of derivatives also exposes the Fund to operational issues, such as documentation and settlement issues, systems failures, inadequate control and human error.
Derivatives may also involve legal risks, such as insufficient documentation, the lack of capacity or authority of a counterparty to execute or settle a transaction, and the legality and enforceability of derivatives contracts. The U.S. Government and foreign governments have adopted (and may adopt further) regulations governing derivatives markets, including mandatory clearing of certain derivatives, margin and reporting requirements and risk exposure limitations. Regulation of derivatives may make derivatives more costly, limit their availability or utility to the Fund, or otherwise adversely affect their performance or disrupt markets.
Economic and Market Events Risk. Events in the U.S. and global financial markets, including actions taken by the U.S. Federal Reserve or foreign central banks to stimulate or stabilize economic growth or the functioning of the securities markets, may at times result in unusually high market volatility, which could negatively impact performance. Relatively reduced liquidity in credit and fixed income markets could adversely affect issuers worldwide.
Emerging Markets Risk. The risks of foreign investments are greater for investments in or exposed to emerging markets. Emerging market countries typically have economic and political systems that are less fully developed, and can be expected to be less stable, than those of more developed countries. For example, the economies of such countries can be subject to rapid and unpredictable rates of inflation or deflation. Low trading volumes may result in a lack of liquidity and price volatility. Emerging market countries may have policies that restrict investment by non-U.S. investors, or that prevent non-U.S. investors from withdrawing their money at will.
The Fund may invest in some emerging markets that subject it to risks such as those associated with illiquidity, custody of assets, different settlement and clearance procedures and asserting legal title under a developing legal and regulatory regime to a greater degree than in developed markets or even in other emerging markets.
ETF Shares Trading Risk. Fund shares are listed for trading on NYSE Arca, Inc. (the “Exchange”) and the shares are bought and sold in the secondary market at market prices. The market prices of the shares of the Fund are expected to fluctuate in response to changes in the Fund's NAV, the intraday value of the Fund's holdings and supply and demand for shares of the Fund. We cannot predict whether shares of the Fund will trade above, below or at their NAV. Trading on the Exchange, including trading of Fund shares, may be halted in certain circumstances and shareholders may not be able to sell Fund shares at the time or price desired. During periods of stressed market conditions, the market for the shares of the Fund may become less liquid in response to deteriorating liquidity in the markets for the Fund's portfolio investments. This adverse effect on the liquidity of the Fund's shares could lead to differences between the market price of the Fund's shares and the NAV of those shares. There can be no assurance that the requirements of the Exchange to maintain the listing of shares of the Fund will continue to be met. At times, trading in the securities of ETFs has become volatile and unpredictable and the price of ETF shares has diverged from market driven fundamentals.
Disruptions to creations and redemptions, the existence of significant market volatility or potential lack of an active trading market for the shares of the Fund (including through a trading halt), as well as other factors, may result in the Fund's shares trading on the Exchange significantly above (at a premium) or below (at a discount) to NAV or to the intraday value of the Fund's holdings. Premiums and discounts relate to differences between the market price and NAV of the Fund's shares. During such periods, you may incur significant losses if you sell your shares of the Fund. The securities held by the Fund may be traded in markets that close at a different time than the Exchange and may trade outside of a collateralized settlement system. Liquidity in those securities may be reduced after the applicable closing times. Accordingly, during the time when the Exchange is open but after the applicable market closing, fixing or settlement times, bid-ask spreads for the Fund's shares on the Exchange and the corresponding premium or discount between the market price for Fund shares and their NAV may widen. Additionally, during times when the Exchange is open but after the applicable market is closed, there may be changes between the last quote from the closed foreign market and the value of such security during the Fund's trading day on the Exchange and this may lead to differences between the market price of the Fund's shares and the underlying value of those shares.
Cost of Buying or Selling Shares. When you buy or sell shares of the Fund through a broker, you will likely incur a brokerage commission or other charges imposed by brokers. In addition, the market price of shares of the Fund, like the price of any exchange-traded security, includes a “bid-ask spread” charged by the market makers or other participants that trade the particular security. The spread of the Fund's shares varies over time based on the Fund's trading volume, the spread of the Fund's underlying securities, and market liquidity and may increase if the Fund's trading volume, the spread of the Fund's underlying securities, or market liquidity decreases. In times of severe market disruption, including when trading of the Fund's holdings may be halted, the bid-ask spread may increase significantly. This means that the shares may trade at a discount to the Fund's NAV, and the discount is likely to be greatest during significant market volatility.
No Guarantee of Active Trading Market Risk. While shares of the Fund are listed on the Exchange, there can be no assurance that active trading markets for the shares will develop or be maintained by market makers or by Authorized Participants. The distributor of the Fund's shares does not maintain a secondary market in the shares.
Floating Rate and Other Loans Risk. The Fund's ability to receive payments of principal and interest and other amounts in connection with loans (whether through participations, assignments or otherwise) will depend primarily on the financial condition of the borrower. The failure by the Fund to receive scheduled interest or principal payments on a loan because of a default, bankruptcy or any other reason would adversely affect the income of the Fund and would likely reduce the value of its assets. Even with loans secured by collateral, there is the risk that the value of the collateral may decline, may be insufficient to meet the obligations of the borrower, or be difficult to liquidate. In the event of a default, the Fund may have difficulty collecting on any collateral and would not have the ability to collect on any collateral for an uncollateralized loan. Further, the Fund's access to collateral, if any, may be limited by bankruptcy laws. Due to the nature of the private syndication of senior loans, including, for example, lack of publicly-available information, some senior loans are not as easily purchased or sold as publicly-traded securities. In addition, loan participations generally are subject to restrictions on transfer, and only limited opportunities may exist to sell loan participations in secondary markets. As a result, it may be difficult for the Fund to value loans or sell loans at an acceptable price when it wants to sell them. Loans trade in an over-the-counter market, and confirmation and settlement, which are effected through standardized procedures and documentation, may take significantly longer than seven days to complete. Extended trade settlement periods may, in unusual market conditions with a high volume of shareholder redemptions, present a risk to shareholders regarding the Fund's ability to pay redemption proceeds in a timely manner. In some instances, loans and loan participations are not rated by independent credit rating agencies; in such instances, a decision by the Fund to invest in a particular loan or loan participation could depend exclusively on the subadviser's credit analysis of the borrower, or in the case of a loan participation, of the intermediary holding the portion of the loan that the Fund has purchased. To the extent the Fund invests in loans of non-U.S. issuers, the risks of investing in non-U.S. issuers are applicable. Loans may not be considered to be “securities” and as a result may not benefit from the protections of the federal securities laws, including anti-fraud protections and those with respect to the use of material non-public information, so that purchasers, such as the Fund, may not have the benefit of these protections. If the Fund is in possession of material non-public information about a borrower as a result of its investment in such borrower’s loan, the Fund may not be able to enter into a transaction with respect to a publicly-traded security of the borrower when it would otherwise be advantageous to do so.
Foreign Securities Risk. Investments in securities of non-U.S. issuers (including those denominated in U.S. dollars) may involve more risk than investing in securities of U.S. issuers. Foreign political, economic and legal systems, especially those in developing and emerging market countries, may be less stable and more volatile than in the United States. Foreign legal systems generally have fewer regulatory requirements than the U.S. legal system, particularly those of emerging markets. In general, less information is publicly available with respect to non-U.S. companies than U.S. companies. Non-U.S. companies generally are not subject to the same accounting, auditing, and financial reporting standards as are U.S. companies. Additionally, the changing value of foreign currencies and changes in exchange rates could also affect the value of the assets the Fund holds and the Fund's performance. Certain foreign countries may impose restrictions on the ability of issuers of foreign securities to make payment of principal and interest or dividends to investors located outside the country, due to blockage of foreign currency exchanges or otherwise. Investments in emerging markets are subject to greater volatility and price declines.
In addition, the Fund's investments in non-U.S. securities may be subject to the risks of nationalization or expropriation of assets, imposition of currency exchange controls or restrictions on the repatriation of non-U.S. currency, confiscatory taxation and adverse diplomatic developments. Special U.S. tax considerations may apply.
Interest Rate Risk. The value of your investment may go down when interest rates rise. A rise in rates tends to have a greater impact on the prices of longer term or duration debt securities. For example, a fixed income security with a duration of three years is expected to decrease in value by approximately 3% if interest rates increase by 1%. This is referred to as “duration risk.” When interest rates fall, the issuers of debt obligations may prepay principal more quickly than expected, and the Fund may be required to reinvest the proceeds at a lower interest rate. This is referred to as “prepayment risk.” For premium bonds (bonds acquired at prices that exceed their par or principal value) purchased by the Fund, prepayment risk may be enhanced. When interest rates rise, debt obligations may be repaid more slowly than expected, and the value of the Fund's holdings may fall sharply. This is referred to as “extension risk.” The Fund may lose money if short-term or long-term interest rates rise sharply or in a manner not anticipated by the subadviser.
Junk Bonds Risk. High-yield, high-risk bonds have predominantly speculative characteristics, including particularly high credit risk. Junk bonds tend to have lower market liquidity than higher-rated securities. The liquidity of particular issuers or industries within a particular investment category may shrink or disappear suddenly and without warning. The non-investment grade bond market can experience sudden and sharp price swings and become illiquid due to a variety of factors, including changes in economic forecasts, stock market activity, large sustained sales by major investors, a high profile default or a change in the market's psychology.
Large Shareholder and Large Scale Redemption Risk. Certain individuals, accounts, funds (including funds affiliated with the Manager) or institutions, including the Manager and its affiliates, may from time to time own or control a substantial amount of the Fund’s shares. There is no requirement that these entities maintain their investment in the Fund. There is a risk that such large shareholders or that the Fund’s shareholders generally may redeem all or a substantial portion of their investments in the Fund in a short period of time, which could have a significant negative impact on the Fund’s NAV, liquidity, and brokerage costs. Large redemptions could also result in tax consequences to shareholders and impact the Fund’s ability to implement its investment strategy. The Fund’s ability to pursue its investment objective after one or more large scale redemptions may be impaired and, as a result, the Fund may invest a larger portion of its assets in cash or cash equivalents.
Liquidity Risk. The Fund may invest in instruments that trade in lower volumes and are more illiquid than other investments. If the Fund is forced to sell these investments to pay redemption proceeds or for other reasons, the Fund may lose money. In addition, when there is no willing buyer and investments cannot be readily sold at the desired time or price, the Fund may have to accept a lower price or may not be able to sell the instrument at all. An inability to sell a portfolio position can adversely affect the Fund's value or prevent the Fund from being able to take advantage of other investment opportunities.
Loan Liquidity and Settlement Risk. The Fund’s investments in loans may subject it to additional illiquidity risks. Loans generally are subject to legal or contractual restrictions on resale. The liquidity of loans, including the volume and frequency of secondary market trading in such loans, varies significantly over time and among individual loans. For example, if the credit quality of a loan unexpectedly declines significantly, secondary market trading in that loan can also decline for a period of time. During periods of infrequent trading, valuing a loan can be more difficult and buying and selling a loan at an acceptable price can be more difficult and delayed. Difficulty in selling a loan can result in a loss. Certain of the Fund’s assets may be invested in assets that are considerably less liquid than debt instruments traded on national exchanges. Market quotations for such assets may be volatile and/or subject to large spreads between bid and ask prices. Loans trade in an over-the-counter market, and confirmation and settlement may take significantly longer than seven days to complete. Extended trade settlement periods may, in unusual market conditions with a high volume of shareholder redemptions, present a risk to shareholders regarding the Fund’s ability to pay redemption proceeds within the allowable time periods stated in this Prospectus. To the extent the extended loan settlement process gives rise to short-term liquidity needs, such as the need to satisfy redemption requests, the Fund may hold cash, sell investments or temporarily borrow from banks or other lenders.
Management Risk. The value of your investment may decrease if judgments by the subadviser about the attractiveness, value or market trends affecting a particular security, industry or sector or about market movements are incorrect.
Market Disruption and Geopolitical Risks. Market disruption can be caused by economic, financial or political events and factors, including but not limited to, international wars or conflicts (including Russia’s military invasion of Ukraine), geopolitical developments (including trading and tariff arrangements, sanctions and cybersecurity attacks), instability in regions such as Asia, Eastern Europe and the Middle East, terrorism, natural disasters and public health epidemics (including the outbreak of COVID-19 globally).

The extent and duration of such events and resulting market disruptions cannot be predicted, but could be substantial and could magnify the impact of other risks to the Fund. These and other similar events could adversely affect the U.S. and foreign financial markets and lead to increased market volatility, reduced liquidity in the securities markets, significant negative impacts on issuers and the markets for certain securities and commodities and/or government intervention. They may also cause short- or long-term economic uncertainties in the United States and worldwide. As a result, whether or not the Fund invests in securities of issuers located in or with significant exposure to the countries directly affected, the value and liquidity of the Fund’s investments may be negatively impacted. Further, due to closures of certain markets and restrictions on trading certain securities, the value of certain securities held by the Fund could be significantly impacted, which could lead to such securities being valued at zero.
COVID-19 and the related governmental and public responses have had and may continue to have an impact on the Fund’s investments and net asset value and have led and may continue to lead to increased market volatility and the potential for illiquidity in certain classes of securities and sectors of the market. They have also had and may continue to result in periods of business disruption, business closures, inability to obtain raw materials, supplies and component parts, and reduced or disrupted operations for the issuers in which the Fund invests. The occurrence, reoccurrence and pendency of public health epidemics could adversely affect the economies and financial markets either in specific countries or worldwide.
Market Risk. Securities markets may be volatile and the market prices of the Fund’s securities may decline. Securities fluctuate in price based on changes in an issuer’s financial condition and overall market and economic conditions. If the market prices of the securities owned by the Fund fall, the value of your investment in the Fund will decline.
New/Small Fund Risk. The Fund recently commenced operations and has a limited operating history. As a new and relatively small fund, the Fund's performance may not represent how the Fund is expected to or may perform in the long term if and when it becomes larger and has fully implemented its investment strategies. Investment positions may have a disproportionate impact (negative or positive) on performance in new and smaller funds. New and smaller funds may also require a period of time before they are invested in securities that meet their investment objectives and policies and achieve a representative portfolio composition. Since the Fund is new, an active secondary market for the shares of the Fund may not develop or may not continue once developed. Shareholders holding large blocks of shares of the Fund, including the Manager and its affiliates, may hold their shares for long periods of time, which may lead to reduced trading volumes, wider trading spreads and impede the development or maintenance of an active secondary trading market for Fund shares. These large shareholders may also loan or sell all or a portion of their Fund shares, which may result in increasing concentration of Fund shares in a small number of holders, and the potential for large redemptions, decreases in Fund assets and increased expenses for remaining shareholders.
Reference Rate Risk. The Fund may be exposed to financial instruments that are tied to the London Interbank Offered Rate (“LIBOR”) to determine payment obligations, financing terms, hedging strategies or investment value.
The United Kingdom's Financial Conduct Authority announced a phase out of LIBOR such that after June 30, 2023, the overnight, 1-month, 3-month, 6-month and 12-month U.S. dollar LIBOR settings will cease to be published or will no longer be representative. All other LIBOR settings and certain other interbank offered rates, such as the Euro Overnight Index Average (“EONIA”), ceased to be published or representative after December 31, 2021. The Fund may have investments linked to other interbank offered rates that may also cease to be published in the future. Various financial industry groups have been planning for the transition away from LIBOR, but there remain challenges to converting certain securities and transactions to a new reference rate (e.g., the Secured Overnight Financing Rate (“SOFR”), which is intended to replace the U.S. dollar LIBOR).
Neither the effect of the LIBOR transition process nor its ultimate success can yet be known. The transition process might lead to increased volatility and illiquidity in markets for instruments whose terms currently include LIBOR as well as loan facilities used by the Fund. While some existing LIBOR-based instruments may contemplate a scenario where LIBOR is no longer available by providing for an alternative rate-setting methodology, there may be significant uncertainty regarding the effectiveness of any such alternative methodologies to replicate LIBOR. Not all existing LIBOR-based instruments may have alternative rate-setting provisions and there remains uncertainty regarding the willingness and ability of issuers to add alternative rate-setting provisions in certain existing instruments. Global regulators have advised market participants to cease entering into new contracts using LIBOR as a reference rate, and it is possible that investments in LIBOR-based instruments could invite regulatory scrutiny. In addition, a liquid market for newly-issued instruments that use a reference rate other than LIBOR still may be developing. There may also be challenges for the Fund to enter into hedging transactions against such newly-issued instruments until a market for such hedging transactions develops. All of the aforementioned may adversely affect the Fund's performance or net asset value.
Performance. The Fund has not been in operation for a full calendar year, and hence has no past performance data to present. Once the Fund has a performance record of at least one calendar year, the Fund’s performance will be included in its Prospectus. Updated Fund performance information, including current net asset value, is available online at www.pgim.com/investments.

MANAGEMENT OF THE FUND
The following individuals are jointly and primarily responsible for the day-to-day management of the Fund.
Investment Manager	Subadviser	Portfolio Managers	Title	Service Date
PGIM Investments LLC	PGIM Fixed Income PGIM Limited	Brian Juliano	Managing Director and Head of the U.S. Leveraged Loan Team	May 2022
		Robert Cignarella, CFA	Managing Director and Head of U.S. High Yield	May 2022
		Parag Pandya, CFA	Principal and Portfolio Manager	May 2022
		Ian F. Johnston	Principal and Portfolio Manager	May 2022
		Robert W. Meyer, CFA	Principal	May 2022
BUYING AND SELLING FUND SHARES
Individual shares of the Fund may only be purchased and sold in secondary market transactions through brokers or other financial intermediaries at market prices and are not individually redeemable by the ETF. Shares of the Fund are listed for trading on the Exchange, and because the shares of the Fund trade at market prices rather than NAV, shares of the Fund may trade at a price greater than NAV (a “premium”) or less than NAV (a “discount”). You may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase shares of the Fund (“bid”) and the lowest price a seller is willing to accept for shares of the Fund (“ask”) when buying or selling shares in the secondary market (the “bid-ask spread”).
TAX INFORMATION
Dividends, Capital Gains and Taxes. The Fund's dividends and distributions are taxable and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Such tax-deferred arrangements may be taxed later upon withdrawal of monies from those arrangements.
PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIaries
If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), PGIM or other related companies may pay the intermediary for marketing activities and presentations, educational training programs, conferences, the development of technology platforms and reporting systems or other services related to the sale or promotion of the Fund. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

By Mail:	PGIM Investments LLC, 655 Broad Street, Newark NJ 07102
By Telephone:	(888) 247-8090 or (973) 802-2093 (outside the US)
On the Internet:	www.pgim.com/investments
 ETF1008A